                 [LOGO OF EXCELSIOR FUNDS INC. APPEARS HERE]



                        INTERNATIONAL EQUITY PORTFOLIOS



                                 ANNUAL REPORT

                                 MARCH 31, 1997

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
LETTER TO SHAREHOLDERS....................................................    1
ADVISER'S INTERNATIONAL EQUITY MARKETS REVIEW.............................    2
ADVISER'S INVESTMENT REVIEWS
 International Fund.......................................................    3
 Pacific/Asia Fund........................................................    4
 Pan European Fund........................................................    5
 Emerging Americas Fund...................................................    6
STATEMENTS OF ASSETS AND LIABILITIES......................................    7
STATEMENTS OF OPERATIONS..................................................    8
STATEMENTS OF CHANGES IN NET ASSETS.......................................    9
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS................   10
PORTFOLIOS OF INVESTMENTS
 International Fund.......................................................   12
 Pacific/Asia Fund........................................................   15
 Pan European Fund........................................................   17
 Emerging Americas Fund...................................................   20
NOTES TO FINANCIAL STATEMENTS.............................................   23
INDEPENDENT AUDITORS' REPORT..............................................   29
FEDERAL TAX INFORMATION...................................................   30

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call the appropriate telephone number listed below:

 . INITIAL PURCHASE AND PROSPECTUS INFORMATION AND SHAREHOLDER SERVICES 1-800-446-1012
 . CURRENT PRICE AND YIELD INFORMATION 1-800-233-9180

This report must be preceded or accompanied by a current prospectus.

Prospectuses containing more complete information including charges and ex-penses regarding Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. may be obtained by contacting the Funds at 1-800-446-1012.

Investors should read the current prospectus carefully prior to investing or sending money.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are sponsored and distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

    EXCELSIOR FUNDS, INC.
    C/O CHASE GLOBAL FUNDS SERVICES COMPANY
    P.O. BOX 2798
    BOSTON, MA 02208-2798
SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, ITS PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholder:

  I am pleased to present the annual report for Excelsior Funds, Inc. The 1997 fiscal year was another year of growth for the fund complex, highlighted by strong financial markets and new fund offerings which helped push the assets of the funds over the $5 billion milestone.

  In our on-going efforts to provide you with investment opportunities that are best suited to meet your investment needs in the ever-evolving financial marketplace, we continually evaluate the current Excelsior fund offerings. In the coming year, we may make recommendations to you which we believe can achieve this goal. These recommendations may include, among other things, the establishment of new funds and possibly the consolidation of certain equity funds. We will keep you apprised of these developments as our assessment of these matters progresses.

  The coming year promises to be both interesting and exciting. We are cautiously optimistic regarding the domestic equity markets, international equity markets continue to look attractive, and fiscal policy has been effective in keeping inflation under control. With this in mind, I am confident that the Excelsior fund family will continue to provide you with the appropriate investment vehicles and dedicated service staff to help you meet your investment objectives.

                                          /s/ Frederick S. Wonham

                                          Frederick S. Wonham
                                          Chairman of the Board and President

                             EXCELSIOR FUNDS, INC.
                        ADVISER'S INTERNATIONAL EQUITY
                                MARKETS REVIEW
-------------------------------------------------------------------------------

  Overall, international markets posted solid advances for the fiscal year ended March 31, 1997. Regional performances, however, were decidedly mixed, with strong performances from the Latin American and European markets but generally weak performance from the Asia Pacific.

  EUROPE: Fiscal 1997 saw overall bullish equity market conditions across Europe. The underlying economic conditions of low inflation and declining interest rates along with the ongoing European trends of corporate restructuring, cost cutting and productivity improvements were advantageous for European equities. During the fiscal year, of the major markets, Spain and the U.K. were the top performers. Investors were attaching increased probability to the chance that Spain would take part in EMU, which was narrowing Spanish interest spreads against German rates, and increasing equity valuations there. The U.K. market rose as a result of strong economic growth, leading to strength in the British pound, which added significantly to dollar gains. The Scandinavian markets also continued to move higher with Finland and Sweden among the top gainers, as a result of economic strength across the region. The French and German markets slightly lagged relative to Europe in U.S. dollar terms, but still managed to post reasonable gains. Heading into the final quarter, Switzerland and Germany were the strongest European markets, and Spain the weakest. The U.K., however, was the most disappointing of the large European markets for the final quarter. It should be briefly added that fiscal 1997 was a banner year for Emerging Europe, where relative political stability and economic reforms were good for Eastern and Southern European company earnings and equity markets.

  LATIN AMERICA: Through fiscal 1997, the top-performing market in the region was Venezuela, which more than doubled. Investors were anticipating an economic turnaround, due in large part to the positive impact of higher-than-average oil prices. Also strong were Brazil and Colombia. Weaker markets during the period included Chile--particularly in the fiscal third quarter-- Mexico and Peru. The region's equity markets displayed continued overall strength in the fourth fiscal quarter, paced by Brazil, where the stock market reacted favorably to progress on constitutional reform, including a measure to allow the President to run for re-election. While U.S. interest rate moves did cause some volatility in the period, regional developments are increasingly becoming the primary driver of Latin American markets. Near term, we feel the regional outlook does present some risks--regarding Mexican elections, trade and fiscal deficits in Brazil, etc. This is understandable. After all, Latin America is in the midst of wrenching long-term transformation; although progress is generally steady, occasional setbacks are inevitable. Latin American markets should remain volatile, moving two steps forward and then one step back. At present, valuations overall remain attractive and GDP growth remains high.

  PACIFIC/ASIA: Through fiscal 1997, markets in the greater China region, namely Taiwan and Hong Kong, generated good returns. Markets in developing countries such as Malaysia, Indonesia, New Zealand, Australia, and the Philippines also did well. Markets that lost ground were India, Singapore, and most important, Japan. Finally, hampered by poor economic underpinnings, markets in Thailand and South Korea were the biggest losers. The region as a whole was particularly weak in the fourth quarter. The major markets of Japan, Hong Kong, and Australia all lost ground. Japan fell on fears that the banking crisis would worsen and that the economy would weaken further. The Hong Kong market was down due to sharp declines in property prices and widespread nervousness approaching the "transition." In addition, mounting concerns of financial collapse in Thailand had a ripple effect on the region's small emerging markets. India and Taiwan finished up for the quarter, while the Philippines and Indonesia were essentially flat.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                               INTERNATIONAL FUND
--------------------------------------------------------------------------------

  For the twelve months ended March 31, 1997, the Fund achieved a total return of 6.78%* versus 1.7% for the FT/S&P Actuaries World Indices--World Excluding U.S. Index** and 19.83% for the Standard & Poor's 500 Composite Price Index.*** Fiscal 1997 saw overall bullish equity market conditions across Europe and Latin America. Asian markets were weak overall. During the first half, changes to the portfolio were few in terms of country weightings. The Fund's Japanese and U.K. commitments hampered performance during the period, while the Latin American positions aided it. Toward the end of the fiscal third quarter, we restructured the Fund, reducing the total number of holdings and emphasizing a bottom-up fundamental value investment approach. Specifically, we overweighted Continental Europe, with substantial investments in France and Germany. The Asian weighting came in at a distant second, with emphasis in Australia, Hong Kong, Indonesia, and the Philippines. Japan remained significantly underweighted. Latin American exposure was led by Brazil. In the final quarter, Fund performance was helped by solid representation in 1) the emerging markets, and 2) medium-capitalization stocks.

               International Fund+
--------------------------------------------------
  Average Annual Total Return Ended on 3/31/97*
--------------------------------------------------
  1 year     5 year     Since Inception (7/21/87)
--------------------------------------------------
  6.78%      8.65%               6.14%
--------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                     International Fund                  International Fund                  FT/S&P-Actuaries World Indices--
                (exclusive of sales charge)     (reflects prior maximum sales charge)++        World Excluding U.S. Index**
----------------------------------------------------------------------------------------------------------------------------------
7/21/87                      10,000                                9,550                                  10,000
3/31/88                       9,872                                9,424                                  10,930
3/31/89                      10,918                               10,423                                  12,160
3/31/90                      12,982                               12,393                                  10,950
3/31/91                      12,307                               11,749                                  11,290
3/31/92                      11,772                               11,238                                  10,420
3/31/93                      12,343                               11,784                                  11,630
3/31/94                      15,101                               14,416                                  14,190
3/31/95                      14,809                               14,137                                  14,760
3/31/96                      16,700                               15,942                                  16,816
3/31/97                      17,832                               17,023                                  17,100


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST. INTERNATIONAL INVESTING IS SUBJECT TO SPECIAL RISKS SUCH AS CURRENCY FLUCTUATIONS AND DIFFERENCES IN ACCOUNTING AND TAXATION STANDARDS.

  The above illustration compares a $10,000 investment made in International Fund and a broad-based index since 7/21/87 (inception date). For comparative purposes, the value of the Index on 6/30/87 is used as the beginning value on 7/21/87. All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
 ** Source: Goldman Sachs -- The FT/S&P-Actuaries World Indices-World Excluding
    U.S. Index is a widely accepted, unmanaged index of global stock market performance, including Canada, Mexico, Europe, Australia, New Zealand, South Africa and the Far East. The Index includes dividends reinvested.
*** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
 ++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                               PACIFIC/ASIA FUND
-------------------------------------------------------------------------------

  The Fund reported a negative total return of 4.80%* for the twelve months ended March 31, 1997 versus negative 19.1% for the Morgan Stanley Capital International Pacific Free Index** and 19.83% for the Standard & Poor's 500 Composite Stock Price Index.*** Through the first three fiscal quarters, Taiwan and Hong Kong, generated good returns. Meanwhile, markets in Malaysia, Indonesia, New Zealand, Australia, and the Philippines also did well. Markets that lost ground were India, Singapore, and most important, Japan. The region as a whole continued weak in the fourth quarter. The major markets of Japan, Hong Kong, and Australia all lost ground. In addition, mounting concerns of financial collapse in Thailand had a ripple effect on the region's small emerging markets. During the first half, portfolio activity centered on increasing weightings in Japan and selling into the strength of the Hong Kong market. During the second half, we restructured the Fund, emphasizing a disciplined bottom-up investment process. As a result, Japan was underweighted further, but our fundamental value investment approach uncovered some excellent opportunities among Japan's dominant global competitors; in fact, these proved to be among the Fund's strongest performers in the final quarter. Stock selection also resulted in overweight positions in Indonesia and the Philippines; our holdings in these areas made positive contributions to the Fund as well. On the other hand, our small holdings in Thailand were a drag to performance.

-------------------------------------------------
             Pacific/Asia Fund+
-------------------------------------------------
  Average Annual Total Return Ended on 3/31/97*
-------------------------------------------------
    1 year         Since Inception (12/31/92)
-------------------------------------------------
    -4.80%                  11.06%
-------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                     Pacific/Asia Fund                   Pacific/Asia Fund                    Morgan Stanley Capital International
                (exclusive of sales charge)     (reflects prior maximum sales charge)++               Pacific Free Index**
------------------------------------------------------------------------------------------------------------------------------------
12/31/92                       10,000                               9,550                                    10,000
 3/31/93                       10,771                              10,286                                    11,745
 9/30/93                       12,782                              12,207                                    14,504
 3/31/94                       14,876                              14,207                                    14,725
 9/30/94                       15,408                              14,715                                    15,808
 3/31/95                       14,000                              13,370                                    15,178
 9/30/95                       15,128                              14,447                                    15,182
 3/31/96                       16,911                              15,673                                    16,260
 3/31/97                       15,623                              14,921                                    13,160

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST. INTERNATIONAL INVESTING IS SUBJECT TO SPECIAL RISKS SUCH AS CURRENCY FLUCTUATIONS AND DIFFERENCES IN ACCOUNTING AND TAXATION STANDARDS.
  The above illustration compares a $10,000 investment made in Pacific/Asia Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
 ** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital
    International Pacific Free Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of six Pacific Basin countries. The Index includes dividends reinvested.
*** Source: Standards & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
 ++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                               PAN EUROPEAN FUND
-------------------------------------------------------------------------------

  For the twelve months ended March 31, 1997, the Fund achieved a total return of 23.76%* versus 23.74% for the FT/S&P-Actuaries World Indices--Europe Index** and 19.83% for the Standard & Poor's 500 Composite Price Index.*** Low inflation and declining interest rates along with ongoing European corporate restructuring, cost-cutting and productivity improvements were advantageous for European equities. Of the major markets, Spain, the Netherlands and the U.K. were among the big winners. A banner year was had as well by Emerging Europe, where relative political stability and economic reforms boosted company earnings and equity markets. The Fund benefited from investments in several of these countries. During the first half, regarding portfolio activity, we increased the Fund's weighting in Germany and France, and reduced our weighting in Switzerland, the Netherlands, and Italy. During the second half of the year, we restructured the Fund, focusing increasingly on bottom up individual stock selection. Specifically, we aim to generate long-term capital appreciation by investing in European companies with sustainable long-term growth available at reasonable prices. This strategy began to pay off in the final quarter as several of the Fund's best-performing stocks came from some of the Fund's more lackluster markets.

--------------------------------------------------
               Pan European Fund+
--------------------------------------------------
  Average Annual total Return Ended on 3/31/97*
--------------------------------------------------
     1 year          Since Inception (12/31/92)
--------------------------------------------------
     23.76%                   14.25%
--------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                    Pan European Fund                      Pan European Fund                   FT/S&P-Actuaries World Indices--
                (exclusive of sales charge)       (reflects prior maximum sales charge )++              Europe Index**
------------------------------------------------------------------------------------------------------------------------------------
12/31/92                 10,000                                       9,550                                 10,000
 3/31/93                 10,486                                      10,014                                 10,493
 9/30/93                 10,907                                      10,418                                 11,585
 3/31/94                 11,540                                      11,020                                 12,107
 9/30/94                 11,819                                      11,287                                 13,057
 3/31/95                 12,039                                      11,497                                 14,063
 9/30/95                 13,373                                      12,771                                 15,625
 3/31/96                 14,236                                      13,596                                 16,841
 3/31/97                 17,618                                      16,826                                 20,839


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST. INTERNATIONAL INVESTING IS SUBJECT TO SPECIAL RISKS SUCH AS CURRENCY FLUCTUATIONS AND DIFFERENCES IN ACCOUNTING AND TAXATION STANDARDS.
  The above illustration compares a $10,000 investment made in Pan European Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
  * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
 ** Source: Goldman Sachs -- FT/S&P-Actuaries World Indices-Europe Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of 14 European countries. The Index includes dividends reinvested.
*** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
 ++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

                             EXCELSIOR FUNDS, INC.
                          ADVISER'S INVESTMENT REVIEW
                             EMERGING AMERICAS FUND
--------------------------------------------------------------------------------

  The Fund posted a total return of 29.09%* for the twelve months ended March 31, 1997 versus 30.6% for the Morgan Stanley Capital International/EMF Latin American Index** and 19.83% for the Standard & Poor's 500 Composite Stock Price Index.*** During the first half of the fiscal year, the Fund's emphasis on Mexico and Brazil and underweighting in Chile benefited performance as overall solid Latin American stock market performance was paced by markets in Venezuela, Mexico and Brazil. Chile and Argentina lagged. We also maintained a roughly 11% weighting in Canada, began to scale back on Argentina, and to build positions in Mexico. Venezuela, Brazil and Mexico continued to dominate the region's stock markets in the fiscal third quarter. During this period, we significantly trimmed the Fund's total number of holdings. During the fourth quarter, we continued to reduce the number of holdings in order to focus on our best ideas; specifically, we sold the Fund's Canadian investments in order to concentrate on Latin American opportunities. We moved to overweight positions in Brazil (given a positive outlook for privatizations), Venezuela, Peru, Argentina, and Colombia (we are looking for additional opportunities here). We moved to underweight positions in Chile, given heightened valuations, and Mexico. For Mexico, we are looking to add to positions, though selectively, focusing on export-oriented companies given a cautious outlook for the domestic economy.

--------------------------------------------------
             Emerging Americas Fund+
--------------------------------------------------
   Average Annual Total Return Ended on 3/31/97*
--------------------------------------------------
       1 year        Since Inception (12/31/92)
--------------------------------------------------
       29.09%                  10.64%
--------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                  Emerging Americas Fund               Emerging Americas Fund                  Morgan Stanley Capital International
                (exclusive of sales charge)     (reflects prior maximum sales charge )++            EMF Latin America Index**
------------------------------------------------------------------------------------------------------------------------------------
12/31/92                      10,000                             9,550                                       10,000
 3/31/93                      10,171                             9,714                                       11,340
 9/30/93                      11,294                            10,785                                       12,100
 3/31/94                      13,452                            12,846                                       15,850
 9/30/94                      15,735                            15,026                                       19,070
 3/31/95                       9,353                             8,932                                       10,900
 9/30/95                      11,348                            10,837                                       13,210
 3/31/96                      11,965                            11,370                                       13,240
 3/31/97                      15,368                            14,678                                       17,290

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL VARY AND SHARES MAY BE WORTH MORE OR LESS AT REDEMPTION THAN THEIR ORIGINAL COST. INTERNATIONAL INVESTING IS SUBJECT TO SPECIAL RISKS SUCH AS CURRENCY FLUCTUATIONS AND DIFFERENCES IN ACCOUNTING AND TAXATION STANDARDS.

  The above illustration compares a $10,000 investment made in Emerging Americas Fund and a broad-based index since 12/31/92 (inception date). All dividends and capital gain distributions are reinvested. The Fund's performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
--------
 * Total return represents the change during the period in a hypothetical account with dividends reinvested, without taking into account the 4.5% maximum initial sales charge which was eliminated effective 2/14/97.
 ** Source: Morgan Stanley & Co., Incorporated -- Morgan Stanley Capital
    International EMF Latin America Index is a widely-accepted, unmanaged index composed of a sample of companies representative of the market structure of seven Latin American countries. The Index includes dividends reinvested.
*** Source: Standard & Poor's Corporation -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 300 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.
 + The Fund is currently waiving certain fees. Had the Fund not waived fees, returns would have been lower. This voluntary waiver may be modified or terminated at any time.
 ++ Reflects 4.5% maximum sales charge on initial investment. The sales charge was eliminated effective 2/14/97.

EXCELSIOR FUNDS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1997

                                                            PAN        EMERGING
                            INTERNATIONAL PACIFIC/ASIA    EUROPEAN     AMERICAS
                                FUND          FUND          FUND         FUND
                            ------------- ------------  ------------  -----------
  ASSETS:
   Investments, at cost --
     see accompanying
    portfolios............  $117,492,184  $90,993,251   $112,461,830  $61,912,772
                            ============  ===========   ============  ===========
   Investments, at value
    (Note 1)..............  $127,364,707  $89,848,805   $125,872,644  $71,189,928
   Foreign currency (cost
    $110,076).............           --           --             --       108,968
   Dividends receivable...       321,493      262,196        162,733      167,981
   Interest receivable....        20,818       17,676         43,070       19,706
   Receivable for
    investments sold......        19,564      115,843        410,927          --
   Receivable for fund
    shares sold...........       499,280      374,016        803,945      374,764
   Withholding tax
    receivable............        63,674        3,907        101,310          --
   Prepaid expenses.......         4,402        3,630          3,507        2,465
   Unamortized
    organization costs
    (Note 5)..............           --         3,171          3,171        3,171
                            ------------  -----------   ------------  -----------
    TOTAL ASSETS..........   128,293,938   90,629,244    127,401,307   71,866,983
  LIABILITIES:
   Payable for investments
    purchased.............       446,178      110,902      5,224,487      699,057
   Payable for fund shares
    redeemed..............       255,678      154,975         24,921      122,100
   Investment advisory
    fees payable (Note 2).        97,625       71,073         90,048       54,585
   Due to custodian bank..       601,256      262,711          3,461       38,652
   Accrued expenses and
    other payables........        78,063       84,586         66,891       52,730
                            ------------  -----------   ------------  -----------
    TOTAL LIABILITIES.....     1,478,800      684,247      5,409,808      967,124
                            ------------  -----------   ------------  -----------
  NET ASSETS..............  $126,815,138  $89,944,997   $121,991,499  $70,899,859
                            ============  ===========   ============  ===========
  NET ASSETS consist of:
   Undistributed
    (distributions in
    excess of) net
    investment income.....  $      4,184  $   (55,665)  $    (14,995) $   (20,056)
   Accumulated net
    realized gain (loss)
    on investments and
    foreign currency
    translations..........     2,112,045       (3,317)     7,691,078   (4,526,527)
   Unrealized appreciation
    (depreciation) of
    investments and
    foreign currency
    translations..........     9,868,167   (1,146,118)    13,404,622    9,275,258
   Par value (Note 4).....        11,183        9,899         11,148        7,496
   Paid in capital in
    excess of par value...   114,819,559   91,140,198    100,899,646   66,163,688
                            ------------  -----------   ------------  -----------
  TOTAL NET ASSETS........  $126,815,138  $89,944,997   $121,991,499  $70,899,859
                            ============  ===========   ============  ===========
  Shares of Common Stock
   Outstanding............    11,182,739    9,899,310     11,147,884    7,496,081
  NET ASSET VALUE PER
   SHARE..................        $11.34        $9.09         $10.94        $9.46
                                  ======        =====         ======        =====

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 1997

                                                               PAN       EMERGING
                               INTERNATIONAL PACIFIC/ASIA   EUROPEAN     AMERICAS
                                   FUND          FUND         FUND         FUND
                               ------------- ------------  -----------  -----------
  INVESTMENT INCOME:
   Dividend income...........   $2,480,846   $ 1,730,245   $ 1,796,414  $   964,590
   Interest income...........      108,344       233,905       297,303      139,476
   Less: Foreign taxes
    withheld.................     (272,624)     (123,674)     (251,005)     (38,741)
                                ----------   -----------   -----------  -----------
    TOTAL INCOME.............    2,316,566     1,840,476     1,842,712    1,065,325
  EXPENSES:
   Investment advisory fees
    (Note 2).................    1,086,989       861,818       686,526      537,379
   Administrators' fees (Note
    2).......................      217,403       172,364       137,305      107,476
   Administrative servicing
    fees (Note 2)............       87,203        65,606        48,947       42,898
   Shareholder servicing
    agent fees...............       53,974        44,187        28,541       34,987
   Custodian fees............      145,193       127,303       102,438       80,751
   Registration and filing
    fees.....................       14,175         8,093        11,783       13,237
   Legal and audit fees......       15,710        11,610         8,731        7,830
   Directors' fees and
    expenses (Note 2)........        4,761         3,818         2,415        2,218
   Shareholder reports.......       16,019         9,317         9,533        6,772
   Amortization of
    organization costs (Note
    5).......................          --          4,176         4,176        4,176
   Miscellaneous expenses....        5,274         2,899         3,415        1,724
                                ----------   -----------   -----------  -----------
    TOTAL EXPENSES...........    1,646,701     1,311,191     1,043,810      839,448
   Fees waived by investment
    adviser and
    administrators (Note 2)..      (87,203)      (65,606)      (48,947)     (42,898)
                                ----------   -----------   -----------  -----------
    NET EXPENSES.............    1,559,498     1,245,585       994,863      796,550
                                ----------   -----------   -----------  -----------
  NET INVESTMENT INCOME......      757,068       594,891       847,849      268,775
                                ----------   -----------   -----------  -----------
  REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
   (NOTE 1):
   Net realized gain (loss):
    Security transactions....    3,347,088       807,429     8,497,213    2,391,383
    Foreign currency
     transactions............      (82,336)      (80,603)      (67,066)     (56,352)
                                ----------   -----------   -----------  -----------
   Total net realized gain...    3,264,752       726,826     8,430,147    2,335,031
   Change in unrealized
    appreciation/depreciation
    of investments and
    foreign currency
    translations during the
    year.....................    2,694,849    (6,021,214)    7,055,247   10,692,877
                                ----------   -----------   -----------  -----------
  NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON
   INVESTMENTS...............    5,959,601    (5,294,388)   15,485,394   13,027,908
                                ----------   -----------   -----------  -----------
  NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING FROM
   OPERATIONS................   $6,716,669   $(4,699,497)  $16,333,243  $13,296,683
                                ==========   ===========   ===========  ===========

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                               PAN        EMERGING
                              INTERNATIONAL  PACIFIC/ASIA    EUROPEAN     AMERICAS
                                  FUND           FUND          FUND         FUND
                              -------------  ------------  ------------  -----------
  YEAR ENDED MARCH 31, 1997
  Net investment income.....  $    757,068   $   594,891   $    847,849  $   268,775
  Net realized gain on
   investments and foreign
   currency transactions....     3,264,752       726,826      8,430,147    2,335,031
  Change in unrealized
   appreciation/depreciation
   of investments and
   foreign currency
   translations during the
   year.....................     2,694,849    (6,021,214)     7,055,247   10,692,877
                              ------------   -----------   ------------  -----------
  Net increase (decrease) in
   net assets resulting from
   operations...............     6,716,669    (4,699,497)    16,333,243   13,296,683
  Distributions to
   shareholders:
   From net investment
    income..................      (979,932)     (609,545)      (742,102)    (287,871)
   In excess of net
    investment income.......           --        (55,665)       (14,995)     (20,056)
   From net realized gain on
    investments.............    (1,733,863)   (1,359,412)    (1,679,580)         --
   In excess of net realized
    gain on investments.....           --         (3,317)           --           --
  Increase in net assets
   from fund share
   transactions (Note 4)....    24,961,768    20,480,180     60,179,089   14,751,385
                              ------------   -----------   ------------  -----------
  Net increase in net
   assets...................    28,964,642    13,752,744     74,075,655   27,740,141
  NET ASSETS:
   Beginning of year........    97,850,496    76,192,253     47,915,844   43,159,718
                              ------------   -----------   ------------  -----------
   End of year (1)..........  $126,815,138   $89,944,997   $121,991,499  $70,899,859
                              ============   ===========   ============  ===========
 --------
   (1) Including
       undistributed
       (distributions in
       excess of) net
       investment income....  $      4,184   $   (55,665)  $    (14,995) $   (20,056)
                              ============   ===========   ============  ===========
  YEAR ENDED MARCH 31, 1996
  Net investment income.....  $    663,789   $   649,969   $    569,564  $   399,810
  Net realized gain (loss)
   on investments and
   foreign currency
   transactions.............     1,761,069     1,080,727      2,226,541   (2,681,651)
  Change in unrealized
   appreciation/depreciation
   of investments and
   foreign currency
   translations during the
   year.....................     6,821,262     7,511,232      4,458,964    9,542,153
                              ------------   -----------   ------------  -----------
  Net increase in net assets
   resulting from
   operations...............     9,246,120     9,241,928      7,255,069    7,260,312
  Distributions to
   shareholders:
   From net investment
    income..................      (644,347)     (572,461)      (503,212)    (177,450)
   In excess of net
    investment income.......       (91,134)      (86,949)           --      (211,904)
   From net realized gain on
    investments.............      (548,777)      (97,072)    (1,786,988)         --
  Increase in net assets
   from fund share
   transactions (Note 4)....    25,836,676    20,089,608      2,974,013    8,945,030
                              ------------   -----------   ------------  -----------
  Net increase in net
   assets...................    33,798,538    28,575,054      7,938,882   15,815,988
  NET ASSETS:
   Beginning of year........    64,051,958    47,617,199     39,976,962   27,343,730
                              ------------   -----------   ------------  -----------
   End of year (2)..........  $ 97,850,496   $76,192,253   $ 47,915,844  $43,159,718
                              ============   ===========   ============  ===========
 --------
   (2) Including
       distributions in
       excess of net
       investment income....  $    324,489   $    90,699   $     38,681  $   238,455
                              ============   ===========   ============  ===========

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
FINANCIAL HIGHLIGHTS -- SELECTED PER SHARE DATA AND RATIOS
 For a Fund share outstanding throughout each year.

                                                                                                      DISTRIBUTIONS
                           NET ASSET    NET        NET REALIZED             DIVIDENDS    DIVIDENDS      FROM NET
                            VALUE,   INVESTMENT   AND UNREALIZED TOTAL FROM  FROM NET   IN EXCESS OF    REALIZED
                           BEGINNING   INCOME     GAIN (LOSS) ON INVESTMENT INVESTMENT NET INVESTMENT   GAIN  ON
                           OF PERIOD   (LOSS)      INVESTMENTS   OPERATIONS   INCOME       INCOME      INVESTMENTS
                           --------- ----------   -------------- ---------- ---------- -------------- -------------
  INTERNATIONAL FUND -- (7/21/87*)
   Year Ended March 31,
   1993...................  $ 8.27     $ 0.15         $ 0.25       $ 0.40     $(0.01)      $  --         $ 0.00
   1994...................    8.66       0.05           1.88         1.93      (0.02)       (0.12)        (0.01)
   1995...................   10.44       0.10          (0.29)       (0.19)      0.00        (0.11)        (0.32)
   1996...................    9.82       0.10           1.15         1.25      (0.08)       (0.01)        (0.07)
   1997...................   10.91       0.09           0.63         0.72      (0.10)         --          (0.19)
  PACIFIC/ASIA FUND -- (12/31/92*)
   Year Ended March 31,
   1993...................  $ 7.00     $ 0.00 +++     $ 0.54       $ 0.54     $ 0.00       $  --         $ 0.00
   1994...................    7.54       0.08           2.81         2.89      (0.05)       (0.06)        (0.28)
   1995...................   10.04       0.08          (0.58)       (0.50)     (0.03)       (0.23)        (0.83)
   1996...................    8.45       0.12           1.33         1.45      (0.09)       (0.01)        (0.02)
   1997...................    9.78       0.07          (0.53)       (0.46)     (0.07)        0.00 +++     (0.16)
  PAN EUROPEAN FUND -- (12/31/92*)
   Year Ended March 31,
   1993...................  $ 7.00     $(0.00)+++     $ 0.34       $ 0.34     $ 0.00       $  --         $ 0.00
   1994...................    7.34       0.03           0.70         0.73       0.00        (0.04)         0.00
   1995...................    8.03       0.09           0.25         0.34      (0.09)         --          (0.09)
   1996...................    8.19       0.11           1.35         1.46      (0.10)         --          (0.36)
   1997...................    9.19       0.11           2.01         2.12      (0.10)        0.00 +++     (0.27)
  EMERGING AMERICAS FUND -- (12/31/92*)
   Year Ended March 31,
   1993...................  $ 7.00     $(0.00)+++     $ 0.12       $ 0.12     $ 0.00       $  --         $ 0.00
   1994...................    7.12       0.05           2.24         2.29      (0.03)       (0.02)        (0.06)
   1995...................    9.30       0.01          (2.56)       (2.55)      0.00        (0.17)         0.00
   1996...................    5.86       0.10           1.49         1.59      (0.04)       (0.04)         0.00
   1997...................    7.37       0.05           2.09         2.14      (0.05)        0.00 +++      0.00

  * Commencement of operations.
 ** Annualized.
*** Not annualized.
  + Expense ratios before waiver of fees and reimbursement of expenses (if any)
    by adviser and administrators.
 ++ Total return data, for periods prior to March 31, 1997, does not reflect the sales load payable on purchases of shares. The sales load was eliminated effective February 14, 1997.
+++ Amount represents less than $0.01 per share.
  # For fiscal years beginning on or after September 1, 1995 a fund is required to disclose the average commission rate per share it paid for portfolio trades, on which commissions were charged, during the period.

                       See Notes to Financial Statements

DISTRIBUTIONS
  IN EXCESS                                                     RATIO OF NET RATIO OF GROSS RATIO OF NET
   OF NET                                           NET ASSETS,  OPERATING     OPERATING     INVESTMENT
  REALIZED                   NET ASSET                END OF      EXPENSES      EXPENSES    INCOME (LOSS) PORTFOLIO   FEE
   GAIN ON         TOTAL     VALUE, END  TOTAL        PERIOD     TO AVERAGE    TO AVERAGE    TO AVERAGE   TURNOVER  WAIVERS
 INVESTMENTS   DISTRIBUTIONS OF PERIOD  RETURN++       (000)     NET ASSETS   NET ASSETS+    NET ASSETS     RATE    (NOTE 2)
-------------  ------------- ---------- --------    ----------- ------------ -------------- ------------- --------- --------
   $  --          $(0.01)      $ 8.66     4.85 %     $ 30,374       1.50%         1.50%          1.27 %       31%     0.00
      --           (0.15)       10.44    22.34 %       55,737       1.53%         1.53%          0.18 %       64%     0.00+++
      --           (0.43)        9.82    (1.93)%       64,052       1.47%         1.53%          0.71 %       66%     0.01
      --           (0.16)       10.91    12.77 %       97,850       1.40%         1.50%          0.82 %       39%     0.01
      --           (0.29)       11.34     6.78 %      126,815       1.43%         1.51%          0.70 %      116%     0.01

   $  --          $ 0.00       $ 7.54     7.71 %***  $  9,665       1.67%**       2.00%**        0.27 %**      1%    $0.00+++
      --           (0.39)       10.04    38.11 %       53,027       1.53%         1.77%          0.54 %       68%     0.04
      --           (1.09)        8.45    (5.89)%       47,617       1.47%         1.52%          0.85 %       69%     0.01
      --           (0.12)        9.78    17.22 %       76,192       1.43%         1.51%          1.12 %       29%     0.01
     0.00+++       (0.23)        9.09    (4.80)%       89,945       1.45%         1.52%          0.69 %      126%     0.01

   $  --          $ 0.00       $ 7.34     4.86 %***   $ 3,797       1.67%**       3.13%**       (0.33)%**      9%    $0.02
      --           (0.04)        8.03    10.05 %       36,675       1.61%         1.72%          0.06 %       30%     0.05
      --           (0.18)        8.19     4.33 %       39,977       1.51%         1.57%          1.11 %       47%     0.00+++
      --           (0.46)        9.19    18.25 %       47,916       1.46%         1.55%          1.28 %       42%     0.01
      --           (0.37)       10.94    23.76 %      121,991       1.45%         1.52%          1.23 %       82%     0.01

   $  --          $ 0.00       $ 7.12     1.71 %***   $ 3,830       1.67%**       2.56%**       (0.04)%**     76%    $0.02
      --           (0.11)        9.30    32.25 %       39,282       1.49%         1.71%          0.29 %       51%     0.03
    (0.72)         (0.89)        5.86   (30.47)%       27,344       1.50%         1.57%          0.06 %       69%     0.01
      --           (0.08)        7.37    27.29 %       43,160       1.48%         1.57%          1.12 %       54%     0.01
      --           (0.05)        9.46    29.09 %       70,900       1.48%         1.56%          0.50 %       73%     0.01


      AVERAGE
       BROKER
     COMMISSION
        RATE#
     ----------
          N/A
          N/A
          N/A
          N/A
      $0.0123
          N/A
          N/A
          N/A
          N/A
      $0.0094
          N/A
          N/A
          N/A
          N/A
      $0.0012
          N/A
          N/A
          N/A
          N/A
      $0.0005

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
INTERNATIONAL FUND





                                                                       VALUE
 SHARES                                                               (NOTE 1)
 ------                                                             ------------

  COMMON STOCKS -- 96.08%
         FRANCE -- 12.50%
  50,892 AXA-UAP.................................................   $  3,375,272
   2,880 Carrefour S.A...........................................      1,791,054
  22,022 Compagnie Generale des Eaux.............................      3,001,128
  32,044 +SGS-Thomson Microelectronics N.V.......................      2,254,811
  23,380 Technip S.A.............................................      2,515,636
  33,563 Total S.A., Class B.....................................      2,911,165
                                                                    ------------
                                                                      15,849,066
                                                                    ------------
         JAPAN -- 10.97%
  83,000 Canon, Inc..............................................      1,779,387
 160,080 Credit Saison Co. Ltd...................................      2,926,792
     209 DDI Corp................................................      1,320,516
  75,000 Denso Corp..............................................      1,474,395
  27,000 Rohm Co.................................................      1,992,072
  42,800 Sony Corp...............................................      2,995,065
 146,000 Suzuki Motor Co. Ltd....................................      1,417,361
                                                                    ------------
                                                                      13,905,588
                                                                    ------------
         UNITED KINGDOM &
          POSSESSIONS -- 9.65%
 227,218 Airtours plc............................................      3,686,141
 191,006 Granada Group plc.......................................      2,881,942
 616,524 Medeva plc..............................................      3,117,649
 150,987 Siebe plc...............................................      2,548,770
                                                                    ------------
                                                                      12,234,502
                                                                    ------------
         GERMANY -- 6.24%
   9,359 SAP AG..................................................      1,593,881
   9,335 SGL Carbon AG...........................................      1,273,514
  40,855 Siemens AG..............................................      2,200,036
  49,562 VEBA AG.................................................      2,847,229
                                                                    ------------
                                                                       7,914,660
                                                                    ------------
         SWITZERLAND -- 5.39%
      72 Lindt & Spruengli AG....................................      1,391,256
   2,926 +Novartis AG (Registered)...............................      3,632,332
     210 Roche Holding AG........................................      1,816,536
                                                                    ------------
                                                                       6,840,124
                                                                    ------------
         HONG KONG -- 5.02%
 139,200 HSBC Holdings plc.......................................      3,233,783
 238,000 Swire Pacific Ltd., Class A.............................      1,873,726
 308,000 Television Broadcasts Ltd...............................      1,252,162
                                                                    ------------
                                                                       6,359,671
                                                                    ------------

                                                                       VALUE
  SHARES                                                              (NOTE 1)
 ---------                                                          ------------

 COMMON STOCKS -- (CONTINUED)
           AUSTRALIA -- 4.99%
   142,626 Brambles Industries Ltd...............................   $  2,343,940
   310,434 F.H. Faulding & Co. Ltd...............................      1,824,651
   125,993 Lend Lease Corp. Ltd..................................      2,158,469
                                                                    ------------
                                                                       6,327,060
                                                                    ------------
           SWEDEN -- 4.44%
    11,783 ABB AB, Class A.......................................      1,333,730
    33,876 Astra AB, Class A.....................................      1,640,446
    61,466 Autoliv AB............................................      2,658,020
                                                                    ------------
                                                                       5,632,196
                                                                    ------------
           BRAZIL -- 4.22%
    81,477 Eletrobras ADR........................................      1,711,017
 4,480,000 Petrobras.............................................        890,500
    26,829 Telebras ADR..........................................      2,746,619
                                                                    ------------
                                                                       5,348,136
                                                                    ------------
           INDONESIA -- 3.96%
   914,300 PT Matahari Putra Prima (Foreign).....................      1,333,354
   960,905 PT Tambang Timah (Foreign)............................      1,501,414
 1,429,491 PT Telekomunikasi (Foreign)...........................      2,188,908
                                                                    ------------
                                                                       5,023,676
                                                                    ------------
           CANADA -- 3.75%
   133,000 Bombardier, Inc., Class B.............................      2,409,002
   121,000 +Gulf Canada Resources, Ltd...........................        896,782
    14,300 Northern Telecom Ltd..................................        933,688
    26,000 Thomson Corp..........................................        514,172
                                                                    ------------
                                                                       4,753,644
                                                                    ------------
           FINLAND -- 3.41%
    34,710 Oy Nokia AB, Class A..................................      2,093,964
   123,783 Valmet Corp...........................................      2,226,493
                                                                    ------------
                                                                       4,320,457
                                                                    ------------
           NETHERLANDS -- 3.40%
    65,995 ING Groep N.V.........................................      2,600,806
    14,242 Wolters Kluwer N.V....................................      1,715,693
                                                                    ------------
                                                                       4,316,499
                                                                    ------------
           ITALY -- 2.87%
   261,925 Edison S.p.A..........................................      1,399,971
 1,341,832 Telecom Italia S.p.A..................................      2,245,778
                                                                    ------------
                                                                       3,645,749
                                                                    ------------

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
INTERNATIONAL FUND -- (CONTINUED)




                                                                       VALUE
  SHARES                                                              (NOTE 1)
 ---------                                                          ------------

 COMMON STOCKS -- (CONTINUED)
           PHILIPPINES -- 2.60%
 4,414,400 Metro Pacific Corp....................................   $  1,340,744
    75,012 Metropolitan Bank & Trust Co..........................      1,950,768
                                                                    ------------
                                                                       3,291,512
                                                                    ------------
           AUSTRIA -- 2.14%
    18,440 VA Technologie AG.....................................      2,718,708
                                                                    ------------
           SPAIN -- 2.10%
    43,855 Banco Bilbao Vizcaya, S.A. (Registered)...............      2,663,900
                                                                    ------------
           ARGENTINA -- 1.87%
   453,400 Siderca S.A., Class A.................................        956,827
    53,228 YPF S.A. ADR..........................................      1,410,542
                                                                    ------------
                                                                       2,367,369
                                                                    ------------
           PORTUGAL -- 1.53%
   129,800 Banco Comercial Portugues, S.A........................      1,935,234
                                                                    ------------
           TAIWAN -- 0.97%
    88,700 +Yang Ming Marine Transport GDR.......................      1,228,495
                                                                    ------------
           MALAYSIA -- 0.91%
   133,000 United Engineers Ltd. ................................      1,159,790
                                                                    ------------
           THAILAND -- 0.87%
    73,400 Banpu Public Co. Ltd. (Registered)....................      1,103,972
                                                                    ------------
           SINGAPORE -- 0.68%
   107,000 Singapore Airlines Ltd. (Foreign).....................        859,855
                                                                    ------------
           MEXICO -- 0.64%
   136,400 Sanluis Corporacion S.A. de C.V.......................        817,436
                                                                    ------------
           INDIA -- 0.48%
    52,100 +Mahindra & Mahindra Ltd. GDR.........................        612,175
                                                                    ------------
           KOREA -- 0.48%
    21,000 Korea Electric Power Corp.............................        611,422
                                                                    ------------
           TOTAL COMMON STOCKS
           (Cost $111,992,742)...................................    121,840,896
                                                                    ------------
 PREFERRED STOCK -- 0.33%
           GERMANY -- 0.33%
     2,500 SAP AG -- VORZUG (Cost $402,442)......................        426,811
                                                                    ------------

 PRINCIPAL                                                             VALUE
  AMOUNT                                                              (NOTE 1)
 ---------                                                          ------------

 DEMAND NOTES -- 4.02%
            UNITED STATES -- 4.02%
 $  513,000 Associates Corp. of North America Master Notes.......   $    513,000
  4,584,000 General Electric Co. Promissory Notes................      4,584,000
                                                                    ------------
            TOTAL DEMAND NOTES
            (Cost $5,097,000)....................................      5,097,000
                                                                    ------------

TOTAL INVESTMENTS
(Cost $117,492,184*)...................................... 100.43% $127,364,707
OTHER ASSETS & LIABILITIES (NET)..........................  (0.43)     (549,569)
                                                           ------  ------------
NET ASSETS................................................ 100.00% $126,815,138
                                                           ======  ============

--------
* -- For Federal income tax purposes, the tax basis of investments aggregates $117,523,204.
+  -- Non-income producing.
ADR-- American Depositary Receipt.
GDR-- Global Depositary Receipt.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
INTERNATIONAL FUND -- (CONTINUED)

   At March 31, 1997, sector diversification of the Fund's investment portfolio was as follows:

                                                            % OF
                                                            NET       MARKET
  SECTOR DIVERSIFICATION                                   ASSETS     VALUE
  ----------------------                                   ------  ------------
  Consumer Cyclical.......................................  22.97% $ 29,129,398
  Financial...............................................  16.24    20,592,331
  Technology..............................................  12.50    15,856,585
  Capital Goods...........................................  12.24    15,520,598
  Utilities...............................................  10.33    13,106,323
  Consumer Staples........................................   6.67     8,455,088
  Energy..................................................   5.92     7,508,961
  Raw/Intermediate Materials..............................   5.25     6,652,263
  Transportation..........................................   4.29     5,446,160
  Demand Notes............................................   4.02     5,097,000
                                                           ------  ------------
  Total Investments....................................... 100.43% $127,364,707
  Other Assets and Liabilities (Net)......................  (0.43)     (549,569)
                                                           ------  ------------
  Net Assets.............................................. 100.00% $126,815,138
                                                           ======  ============

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
PACIFIC/ASIA FUND




                                                                       VALUE
  SHARES                                                              (NOTE 1)
 ---------                                                          ------------

 COMMON STOCKS -- 96.97%
           JAPAN -- 20.50%
   124,000 Canon, Inc............................................   $  2,658,361
   132,250 Credit Saison Co. Ltd.................................      2,417,968
       333 DDI Corp..............................................      2,103,980
    80,000 Denso Corp............................................      1,572,688
    39,000 Rohm Co...............................................      2,877,437
    34,000 Secom Co., Ltd........................................      1,911,658
    42,300 Sony Corp.............................................      2,960,076
   199,000 Suzuki Motor Co. Ltd..................................      1,931,883
                                                                    ------------
                                                                      18,434,051
                                                                    ------------
           HONG KONG -- 12.46%
 3,081,000 Giordano International Ltd............................      1,868,912
   150,800 HSBC Holdings plc.....................................      3,503,265
   256,500 Swire Pacific Ltd., Class A...........................      2,019,372
   661,000 Television Broadcasts Ltd.............................      2,687,269
   739,000 Varitronix International Ltd..........................      1,125,449
                                                                    ------------
                                                                      11,204,267
                                                                    ------------
           PHILIPPINES -- 12.22%
 4,775,158 C&P Homes, Inc........................................      2,266,115
 9,550,700 Metro Pacific Corp....................................      2,900,744
   138,958 Metropolitan Bank & Trust Co..........................      3,613,752
   636,500 San Miguel Corp., Class B.............................      2,211,076
                                                                    ------------
                                                                      10,991,687
                                                                    ------------
           INDONESIA -- 11.75%
   688,500 PT Hanjaya Mandala Sampoerna (Foreign)................      3,227,344
 1,482,000 PT Matahari Putra Prima (Foreign).....................      2,161,250
 1,357,187 PT Tambang Timah (Foreign)............................      2,120,605
 1,998,560 PT Telekomunikasi (Foreign)...........................      3,060,295
                                                                    ------------
                                                                      10,569,494
                                                                    ------------
           AUSTRALIA -- 9.54%
 2,053,788 AAPC Ltd..............................................      1,239,355
   186,492 Brambles Industries Ltd...............................      3,064,841
   333,747 F.H. Faulding & Co. Ltd...............................      1,961,679
   135,143 Lend Lease Corp. Ltd..................................      2,315,224
                                                                    ------------
                                                                       8,581,099
                                                                    ------------
           MALAYSIA -- 7.23%
   156,400 AMMB Holdings Bhd.....................................      1,300,702
   296,000 New Straits Times Press Bhd...........................      1,816,391
   118,000 Telekom Malaysia Bhd..................................        919,419
   283,000 United Engineers Ltd..................................      2,467,824
                                                                    ------------
                                                                       6,504,336
                                                                    ------------

                                                                       VALUE
   SHARES                                                             (NOTE 1)
 ----------                                                         ------------

 COMMON STOCKS -- (CONTINUED)
            NEW ZEALAND -- 6.03%
  1,118,512 Carter Holt Harvey Ltd...............................   $  2,368,232
    332,131 Telecom Corporation of New Zealand Ltd...............      1,510,200
    150,000 Tranz Rail Holdings Ltd..............................        902,805
     36,000 Tranz Rail Holdings Ltd. ADR.........................        639,000
                                                                    ------------
                                                                       5,420,237
                                                                    ------------
            SINGAPORE -- 4.45%
    504,000 GP Batteries International Ltd.......................      1,375,920
    270,000 Keppel Fels Ltd......................................        826,741
    224,000 Singapore Airlines Ltd. (Foreign)....................      1,800,069
                                                                    ------------
                                                                       4,002,730
                                                                    ------------
            TAIWAN -- 3.42%
    222,000 +Yang Ming Marine Transport GDR......................      3,074,700
                                                                    ------------
            THAILAND -- 3.28%
     94,000 Banpu Public Co. Ltd. (Registered)...................      1,413,806
    403,200 Siam Makro Public Co., Ltd. (Foreign)................      1,539,406
                                                                    ------------
                                                                       2,953,212
                                                                    ------------
            INDIA -- 3.05%
    233,800 Mahindra & Mahindra Ltd. GDR.........................      2,747,150
                                                                    ------------
            KOREA -- 3.04%
     94,000 Korea Electric Power Corp............................      2,736,842
                                                                    ------------
            TOTAL COMMON STOCKS
            (Cost $88,364,251)...................................     87,219,805
                                                                    ------------
 PRINCIPAL
   AMOUNT
 ----------
 DEMAND NOTES -- 2.92%
            UNITED STATES -- 2.92%
 $  574,000 Associates Corp. of North America Master Notes.......        574,000
  2,055,000 General Electric Co. Promissory Notes................      2,055,000
                                                                    ------------
            TOTAL DEMAND NOTES
            (Cost $2,629,000)....................................      2,629,000
                                                                    ------------

TOTAL INVESTMENTS
(Cost $90,993,251*)........................................  99.89% $89,848,805
OTHER ASSETS & LIABILITIES (NET)...........................   0.11       96,192
                                                            ------  -----------
NET ASSETS................................................. 100.00% $89,944,997
                                                            ======  ===========

--------
* -- For Federal income tax purposes, the tax basis of investments aggregates $91,024,186.
+  -- Non-income producing.
ADR-- American Depositary Receipt.
GDR-- Global Depositary Receipt.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
PACIFIC/ASIA FUND -- (CONTINUED)

   At March 31, 1997, sector diversification of the Fund's investment portfolio was as follows:

                                                             % OF
                                                             NET      MARKET
  SECTOR DIVERSIFICATION                                    ASSETS     VALUE
  ----------------------                                    ------  -----------
  Consumer Cyclical........................................  21.31% $19,170,886
  Financial................................................  20.25   18,212,906
  Technology...............................................  11.57   10,407,532
  Utilities................................................  11.49   10,330,736
  Consumer Staples.........................................  10.31    9,269,011
  Transportation...........................................   8.36    7,523,282
  Capital Goods............................................   7.12    6,402,809
  Raw/Intermediate Materials...............................   6.56    5,902,643
  Demand Notes.............................................   2.92    2,629,000
                                                            ------  -----------
  Total Investments........................................  99.89% $89,848,805
  Other Assets and Liabilities (Net).......................   0.11       96,192
                                                            ------  -----------
  Net Assets............................................... 100.00% $89,944,997
                                                            ======  ===========

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
PAN EUROPEAN FUND




                                                                       VALUE
   SHARES                                                             (NOTE 1)
 ----------                                                         ------------

 COMMON STOCKS -- 93.61%
            FRANCE -- 18.61%
     59,989 AXA-UAP..............................................   $  3,978,606
      4,948 Carrefour S.A........................................      3,077,130
     28,350 Compagnie Generale des Eaux..........................      3,863,499
     28,042 Elf Aquitaine S.A....................................      2,882,379
     50,050 +SGS-Thomson Microelectronics N.V....................      3,521,822
     28,250 Technip S.A..........................................      3,039,637
     27,040 Total S.A., Class B..................................      2,345,377
                                                                    ------------
                                                                      22,708,450
                                                                    ------------
            UNITED KINGDOM &
            POSSESSIONS -- 16.46%
    204,500 Airtours plc.........................................      3,317,589
    178,600 Capita Group plc.....................................      2,070,631
    904,000 +Cordiant plc........................................      1,835,978
    206,699 Granada Group plc....................................      3,118,721
    602,500 Medeva plc...........................................      3,046,732
     14,000 Medeva plc ADR.......................................        276,500
    153,600 Serco Group plc......................................      1,742,900
    185,700 Siebe plc............................................      3,134,751
    797,000 TC Group plc.........................................      1,540,027
                                                                    ------------
                                                                      20,083,829
                                                                    ------------
            GERMANY -- 8.15%
     12,600 SAP AG...............................................      2,145,838
     19,350 SGL Carbon AG........................................      2,639,797
     39,400 Siemens AG...........................................      2,121,684
     52,900 VEBA AG..............................................      3,038,990
                                                                    ------------
                                                                       9,946,309
                                                                    ------------
            SWITZERLAND -- 6.98%
        145 Lindt & Spruengli AG.................................      2,801,835
      3,316 +Novartis AG (Registered)............................      4,116,477
        185 Roche Holding AG.....................................      1,600,282
                                                                    ------------
                                                                       8,518,594
                                                                    ------------
            NETHERLANDS -- 6.73%
     30,075 Ahrend Groep N.V.....................................      1,922,991
     90,700 ING Groep N.V........................................      3,574,408
     22,550 Wolters Kluwer N.V...................................      2,716,534
                                                                    ------------
                                                                       8,213,933
                                                                    ------------

                                                                       VALUE
   SHARES                                                             (NOTE 1)
 -----------                                                        ------------

 COMMON STOCKS -- (CONTINUED)
             SWEDEN -- 6.36%
      15,700 ABB AB, Class A.....................................   $  1,777,099
      46,500 Astra AB, Class A...................................      2,251,764
      86,300 Autoliv AB..........................................      3,731,935
                                                                    ------------
                                                                       7,760,798
                                                                    ------------
             FINLAND -- 5.27%
      51,400 Oy Nokia AB, Class A................................      3,100,829
     185,000 Valmet Corp.........................................      3,327,607
                                                                    ------------
                                                                       6,428,436
                                                                    ------------
             AUSTRIA -- 4.97%
      18,939 Austria Mikro Systeme International AG..............      1,767,854
      31,000 Flughafen Wien AG...................................      1,413,201
      19,525 VA Technologie AG...................................      2,878,675
                                                                    ------------
                                                                       6,059,730
                                                                    ------------
             ITALY -- 4.40%
     442,000 Edison S.p.A........................................      2,362,460
   1,793,140 Telecom Italia S.p.A................................      3,001,116
                                                                    ------------
                                                                       5,363,576
                                                                    ------------
             TURKEY -- 3.33%
 108,200,000 Global Menkul Degerler A.S..........................      2,713,692
  73,320,000 +Medya Holding......................................        703,950
   4,500,000 +Turk Sise ve Cam Fabrikalari A.S...................        643,663
                                                                    ------------
                                                                       4,061,305
                                                                    ------------
             IRELAND--3.26%
     263,000 Irish Continental Group plc.........................      2,291,267
     379,300 IWP International plc...............................      1,682,280
                                                                    ------------
                                                                       3,973,547
                                                                    ------------
             SPAIN -- 3.26%
      65,400 Banco Bilbao Vizcaya, S.A. (Registered).............      3,972,616
                                                                    ------------
             PORTUGAL -- 2.23%
     182,200 Banco Comercial Portugues, S.A......................      2,716,484
                                                                    ------------
             DENMARK -- 1.57%
      21,300 Den Danske Bank.....................................      1,921,124
                                                                    ------------
             CROATIA -- 1.23%
      61,900 +Pliva d.d. GDR (Registered)........................        896,002

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
PAN EUROPEAN FUND -- (CONTINUED)




                                                                       VALUE
   SHARES                                                             (NOTE 1)
 ----------                                                         ------------

 COMMON STOCKS -- (CONTINUED)
            CROATIA -- (CONTINUED)
     38,850 +Pliva d.d. GDR......................................   $    599,825
                                                                    ------------
                                                                       1,495,827
                                                                    ------------
            CZECH REPUBLIC -- 0.80%
     30,800 Komercni Banka a.s. GDR..............................        971,740
                                                                    ------------
            TOTAL COMMON STOCKS
            (Cost $100,843,970)..................................    114,196,298
                                                                    ------------
 PREFERRED STOCK -- 0.84%
            GERMANY -- 0.84%
      6,000 SAP AG--VORZUG
            (Cost $965,860)......................................      1,024,346
                                                                    ------------
 PRINCIPAL
   AMOUNT
 ----------
 DEMAND NOTES -- 8.73%
            UNITED STATES -- 8.73%
 $2,949,000 Associates Corp. of North America Master Notes.......      2,949,000
  7,703,000 General Electric Co. Promissory Notes................      7,703,000
                                                                    ------------
            TOTAL DEMAND NOTES
            (Cost $10,652,000)...................................     10,652,000
                                                                    ------------

TOTAL INVESTMENTS
(Cost $112,461,830*)...................................... 103.18% $125,872,644
OTHER ASSETS & LIABILITIES (NET)..........................  (3.18)   (3,881,145)
                                                           ------  ------------
NET ASSETS................................................ 100.00% $121,991,499
                                                           ======  ============

--------
*  -- Aggregate cost for Federal tax and book purposes.
+  -- Non-income producing.
ADR-- American Depositary Receipt.
GDR-- Global Depositary Receipt.


                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
PAN EUROPEAN FUND -- (CONTINUED)



   At March 31, 1997, sector diversification of the Fund's investment portfolio was as follows:

                                                            % OF
                                                            NET       MARKET
  SECTOR DIVERSIFICATION                                   ASSETS     VALUE
  ----------------------                                   ------  ------------
  Consumer Cyclical.......................................  22.83% $ 27,851,151
  Financial...............................................  16.27    19,848,670
  Consumer Staples........................................  14.73    17,975,249
  Technology..............................................  10.25    12,506,982
  Capital Goods...........................................   9.21    11,230,295
  Demand Notes............................................   8.73    10,652,000
  Utilities...............................................   8.12     9,903,605
  Holding Company Diversified.............................   6.59     8,037,139
  Energy..................................................   4.29     5,227,756
  Raw/Intermediate Materials..............................   2.16     2,639,797
                                                           ------  ------------
  Total Investments....................................... 103.18% $125,872,644
  Other Assets and Liabilities (Net)......................  (3.18)   (3,881,145)
                                                           ------  ------------
  Net Assets.............................................. 100.00% $121,991,499
                                                           ======  ============

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
EMERGING AMERICAS FUND




                                           VALUE
   SHARES                                (NOTE 1)
 -----------                            -----------
 COMMON STOCKS -- 72.36%
             BRAZIL -- 22.47%
 129,146,843 Banco Bradesco..........   $ 1,024,394
      25,567 Cia Energetica de Minas
             Gerais ADR..............     1,080,206
             Cia Siderurgica
  59,450,000 Nacional................     2,132,678
   8,021,800 Eletrobras..............     3,317,798
             +Light Participacoes
   2,135,064 S.A. ...................       645,156
   3,290,000 Light Servicos de
             Eletricidade S.A. ......     1,391,773
  39,170,000 Telebras................     3,949,919
      10,700 Telebras ADR............     1,095,412
   5,165,731 TELESP S.A. ............     1,292,652
                                        -----------
                                         15,929,988
                                        -----------
             MEXICO -- 18.66%
     301,300 ALFA, S.A. de C.V.......     1,693,530
     398,274 Cemex, S.A., CPO........     1,457,223
             +Corporacion GEO S.A.,
     283,046 Class B.................     1,357,021
     259,950 +Gruma S.A., Class B....     1,279,088
             Grupo Carso S.A., Class
     221,000 A-1.....................     1,295,161
     694,000 +Grupo Financiero
             Banamex Accival S.A.,
             Class B.................     1,583,084
         294 Grupo Financiero
             Inbursa,
             S.A. de C.V. ...........           935
             Industrias Penoles
     381,300 S.A. ...................     1,876,192
             Sanluis Corporacion S.A.
     231,200 de C.V. ................     1,385,566
             +Tubos de Acero de
      76,000 Mexico S.A..............     1,300,227
                                        -----------
                                         13,228,027
                                        -----------
             ARGENTINA -- 12.66%
     517,000 +Acindar Industria
             Argentina de Aceros
             S.A. ...................     1,034,165
     306,992 Banco de Galicia y
             Buenos Aires S.A., Class
             B.......................     1,879,092
             +Siderar S.A.I.C., Class
     300,000 A.......................     1,038,166
     635,200 Siderca S.A., Class A...     1,340,486
     425,000 Telefonica de Argentina
             S.A.,
             Class B.................     1,253,951
      91,600 YPF S.A. ADR............     2,427,400
                                        -----------
                                          8,973,260
                                        -----------
             PERU -- 5.98%
             +Compania Minera Milpo
      16,000 S.A. ...................       135,891
         770 Cia de Minas
             Buenaventura,
             Class A.................         7,241
         193 Cia de Minas
             Buenaventura,
             Class B.................         2,028
     139,188 Cia de Minas
             Buenaventura,
             Class T.................     1,253,638

                                                                    VALUE
   SHARES                                                         (NOTE 1)
 -----------                                                     -----------
 COMMON STOCKS -- (CONTINUED)
             PERU -- (CONTINUED)
      49,093 Credicorp Ltd. ..................................   $ 1,147,549
     763,163 Telefonica del Peru S.A., Class B................     1,694,637
                                                                 -----------
                                                                   4,240,984
                                                                 -----------
             VENEZUELA -- 5.39%
      74,800 +CANTV ADR.......................................     2,178,550
     574,000 Siderurgica Venezolana Sivensa ADR...............     1,645,945
                                                                 -----------
                                                                   3,824,495
                                                                 -----------
             CHILE -- 4.92%
      10,905 Chilectra S.A. ADR...............................       689,374
      22,839 Cia de Telecomunicaciones de Chile S.A. .........       656,621
      27,985 Enersis S.A. ADR.................................       888,524
      22,900 Santa Isabel S.A. ADR............................       592,538
      11,511 Sociedad Quimica y Minera de Chile ADR...........       663,321
                                                                 -----------
                                                                   3,490,378
                                                                 -----------
             COLOMBIA -- 2.28%
      66,270 Banco Industrial Colombiano ADR..................     1,093,455
      32,750 ++Cementos Diamante ADR..........................       458,500
       4,520 Cementos Diamante GDR............................        63,280
                                                                 -----------
                                                                   1,615,235
                                                                 -----------
             TOTAL COMMON STOCKS
             (Cost $44,691,262)...............................    51,302,367
                                                                 -----------
 PREFERRED STOCKS -- 21.88%
             BRAZIL -- 21.88%
 129,139,815 Banco Bradesco...................................     1,067,019
   1,000,000 +CELESC..........................................     1,142,587
   1,611,870 Cia Cervejaria Brahma............................     1,050,988
  16,000,000 +Cia Energetica de Sao Paulo.....................       797,734
      45,600 Cia Vale do Rio Doce.............................     1,037,734
 125,500,000 Gerdau S.A. .....................................     1,776,435
   1,390,000 Itausa...........................................     1,181,303
         270 Lojas Americanas.................................             4
  15,009,999 Petroleo Brasileiro S.A. ........................     2,983,574
   6,654,025 +Telecomunicacoes de Sao Paulo S.A. .............     1,690,210
  15,200,000 +Telerj S.A. ....................................     2,109,628
 601,000,000 Usinas Sider Minas Gerais........................       675,345
                                                                 -----------
             TOTAL PREFERRED STOCKS
             (Cost $12,846,510)...............................    15,512,561
                                                                 -----------

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
EMERGING AMERICAS FUND -- (CONTINUED)




 PRINCIPAL                                                              VALUE
   AMOUNT                                                             (NOTE 1)
 ----------                                                          -----------
 DEMAND NOTES -- 6.17%
            UNITED STATES -- 6.17%
 $1,727,000 Associates Corp. of North America Master Notes........   $ 1,727,000
  2,648,000 General Electric Co. Promissory Notes.................     2,648,000
                                                                     -----------
            TOTAL DEMAND NOTES
            (Cost $4,375,000).....................................     4,375,000
                                                                     -----------

TOTAL INVESTMENTS
(Cost $61,912,772*)........................................ 100.41% $71,189,928
OTHER ASSETS & LIABILITIES (NET)...........................  (0.41)    (290,069)
                                                            ------  -----------
NET ASSETS................................................. 100.00% $70,899,859
                                                            ======  ===========

--------
* -- For Federal income tax purposes, the tax basis of investments aggregates $62,178,560.
+  -- Non-income producing.
++ -- Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1997 these securities amounted to $458,500, or 0.65% of net assets.
ADR-- American Depositary Receipt.
GDR-- Global Depositary Receipt.

                       See Notes to Financial Statements

EXCELSIOR FUNDS, INC.
PORTFOLIO OF INVESTMENTS MARCH 31, 1997
EMERGING AMERICAS FUND -- (CONTINUED)


   At March 31, 1997, sector diversification of the Fund's investment portfolio was as follows:

                                                             % OF
                                                             NET      MARKET
  SECTOR DIVERSIFICATION                                    ASSETS     VALUE
  ----------------------                                    ------  -----------
  Raw/Intermediate Materials...............................  17.70% $12,550,692
  Utilities................................................  17.32   12,278,193
  Technology...............................................  15.83   11,225,386
  Consumer Cyclical........................................  12.31    8,730,517
  Financial................................................  11.00    7,795,527
  Capital Goods............................................   9.88    7,000,672
  Demand Notes.............................................   6.17    4,375,000
  Holding Company Diversified..............................   3.49    2,476,465
  Energy...................................................   3.42    2,427,400
  Consumer Staples.........................................   3.29    2,330,076
                                                            ------  -----------
  Total Investments........................................ 100.41% $71,189,928
  Other Assets and Liabilities (Net).......................  (0.41)    (290,069)
                                                            ------  -----------
  Net Assets............................................... 100.00% $70,899,859
                                                            ======  ===========

                       See Notes to Financial Statements

                             EXCELSIOR FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

  Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  Excelsior Fund currently offers shares in twenty managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for International Fund, Pacific/Asia Fund, Pan European Fund and Emerging Americas Fund (the "Portfolios"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The financial statements for the remaining portfolios of Excelsior Fund and Excelsior Tax-Exempt Funds, Inc. are presented separately.

  (A) PORTFOLIO VALUATION:

    Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then a fair value of those securities will be determined by consideration of other factors under the direction of the Board of Directors. A security which is traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market on which the security is traded. Securities for which market quotations are not readily available are valued at fair value, pursuant to guidelines adopted by Excelsior Fund's Board of Directors. Investments in securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there was no recent sale, at the last current bid quotation.

    Investments in foreign debt securities having maturities of 60 days or less are valued at amortized cost, which approximates market value. All other foreign securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established by the Board of Directors. Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

    Forward foreign currency exchange contracts: The Portfolios' participation in forward currency exchange contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging involves the purchase or sale of foreign currency with respect to specific receivables or payables of a Portfolio generally arising in connection with the purchase or sale of its portfolio securities. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency transactions.

  (B) SECURITY TRANSACTIONS AND INVESTMENT INCOME:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, including, where applicable, amortization of discount on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolios are informed of the dividend.

  (C) REPURCHASE AGREEMENTS:

    Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and Excelsior Fund's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund's custodian or sub-custodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value greater than 102% of the repurchase price (including accrued interest).

    If the value of the underlying security, including accrued interest, falls below the value of 102% of the repurchase price plus accrued interest, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio of Excelsior Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

    Dividends from net investment income are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders at least annually. Dividends and distributions are recorded on the ex-dividend date.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies and deferral of losses on wash sales and post-October losses.

    In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (E) FEDERAL TAXES:

    It is the policy of Excelsior Fund that each Portfolio continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    At March 31, 1997, the Emerging Americas Fund had a capital loss carryforward for Federal tax purposes available to offset net capital gains of approximately $4,261,000 which will expire on March 31, 2004.

    Net capital losses and net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a Portfolio's next taxable year. International Fund, Pacific/Asia Fund, Pan European Fund and Emerging Americas Fund incurred, and expect to defer, net currency losses of approximately $34,000, $25,000, $23,000, and $26,000, respectively, for the year ended March 31, 1997.

    At March 31, 1997, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value were as follows:

                                                                       NET
                                       TAX BASIS     TAX BASIS      UNREALIZED
                                       UNREALIZED    UNREALIZED    APPRECIATION
                                      APPRECIATION (DEPRECIATION) (DEPRECIATION)
                                      ------------ -------------- --------------
   International Fund................ $13,050,298   $(3,208,795)   $ 9,841,503
   Pacific/Asia Fund.................   4,381,268    (5,556,649)    (1,175,381)
   Pan European Fund.................  14,156,742      (745,928)    13,410,814
   Emerging Americas Fund............  10,696,740    (1,685,372)     9,011,368

  (F) EXPENSE ALLOCATION:

    Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average net assets.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS:

  United States Trust Company of New York ("U.S. Trust") serves as the investment adviser to Excelsior Fund. For the services provided pursuant to the Investment Advisory Agreement, U.S. Trust is entitled to receive a fee, computed daily and paid quarterly, at the annual rate of 1% of the average daily net assets of each Portfolio.

  Effective November 1, 1996, the sub-advisory arrangements between U.S. Trust and: (i) Foreign and Colonial Asset Management ("FACAM") with respect to the International and Pan European Funds; and (ii) Foreign and Colonial Emerging Markets Limited ("FCEML") with respect to the Emerging Americas and Pacific/Asia Fund were terminated. Prior to November 1, 1996, U.S. Trust was entitled to receive a fee, computed daily and paid quarterly, at the annual rate of 1% of the average daily net assets of each Portfolio. FACAM was entitled to receive from U.S. Trust an annual fee, computed and paid quarterly, at the annual rate of .70% of the average daily net assets of each of the International Fund and Pan European Fund. FCEML was entitled to receive from U.S. Trust an annual fee, computed and paid quarterly, at an annual rate of .70% of the average daily net assets of the Pacific/Asia Fund and .50% of the average daily net assets of the Emerging Americas Fund.

  U.S. Trust, Chase Global Funds Services Company ("CGFSC"), a subsidiary of The Chase Manhattan Bank and Federated Administrative Services (collectively, the "Administrators") provide administrative services to Excelsior Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, at the rate of .20% of the average daily net assets of each Portfolio. For the year ended March 31, 1997, Administration fees charged by U.S. Trust were as follows:

   International Fund................................................... $61,572
   Pacific/Asia Fund....................................................  48,412
   Pan European Fund....................................................  40,716
   Emerging Americas Fund...............................................  31,002

  From time to time, as they may deem appropriate in their sole discretion, or pursuant to applicable state expense limitations, U.S. Trust, the sub-advisers and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. Until further notice to Excelsior Fund, U.S. Trust intends to voluntarily waive fees and reimburse expenses to the extent necessary for Pacific/Asia Fund, Pan European Fund and Emerging Americas Fund to maintain an annual expense ratio of not more than 1.67%. For the year ended March 31, 1997, no fees were waived or expenses reimbursed pursuant to this voluntary limitation.

  Excelsior Fund has also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolios. As a consideration for the administrative services provided by each service organization to its customers, each Portfolio will pay the service organization an administrative service fee at the annual rate of up to .40% of the average daily net asset value of its shares held by the service organizations' customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Until further notice to Excelsior Fund, U.S. Trust and the Administrators have voluntarily agreed to waive investment advisory and administration fees payable by each Portfolio in an amount equal to the administrative service fees payable by such Portfolio. For the year ended March 31, 1997, U.S. Trust and the Administrators waived investment advisory and administration fees in amounts equal to the administrative service fees for the Portfolios as set forth below:

                                                       U.S. TRUST ADMINISTRATORS
                                                       ---------- --------------
   International Fund.................................  $87,156        $47
   Pacific/Asia Fund..................................   65,538         68
   Pan European Fund..................................   48,946          1
   Emerging Americas Fund.............................   42,840         58

  Edgewood Services, Inc. (the "Distributor"), a wholly-owned subsidiary of Federated Investors, serves as the sponsor and distributor of Excelsior Fund. Effective February 14, 1997, shares of each Portfolio are sold without a sales charge. Prior to February 14, 1997, certain sales of Excelsior Fund's shares were subject to a maximum sales charge of 4.50% of the offering price.

  Each Director of Excelsior Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000.

3. PURCHASES AND SALES OF SECURITIES:

  For the year ended March 31, 1997, purchases and sales of securities, excluding short-term investments, for the Portfolios aggregated:

                                                       CONTRIBUTION
                                           PURCHASES     IN KIND       SALES
                                          ------------ ------------ ------------
   International Fund.................... $121,529,191 $21,239,784  $123,356,541
   Pacific/Asia Fund.....................  123,752,598         --    102,898,471
   Pan European Fund.....................  107,888,464         --     54,121,899
   Emerging Americas Fund................   49,138,342         --     37,071,711

4. COMMON STOCK:

  Excelsior Fund currently has authorized capital classified into forty classes of shares, each representing interests in one of twenty separate portfolios. Authorized capital for each Portfolio is as follows: with respect to the International Fund, 375 million shares of Common Stock and 500 million shares of Common Stock--Special Series 1; and with respect to each of the Emerging Americas, Pacific/Asia and Pan European Funds, 500 million shares of Common Stock and 500 million shares of Common Stock--Special Series 1. At March 31, 1997, no shares of Common Stock--Special Series 1 (Trust Shares) of any Portfolio were outstanding.

  Each share (irrespective of series designation) has a par value of $.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors.

                                          INTERNATIONAL FUND
                            --------------------------------------------------
                                  YEAR ENDED                YEAR ENDED
                                   03/31/97                  03/31/96
                            ------------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Sold.......................  3,509,954  $ 39,006,438   4,594,884  $ 48,428,812
Contribution in-kind.......  1,925,638    21,239,784         --            --
Issued as reinvestment of
 dividends.................     29,055       314,909      11,746       124,300
Redeemed................... (3,250,261)  (35,599,363) (2,163,381)  (22,716,436)
                            ----------  ------------  ----------  ------------
Net Increase...............  2,214,386  $ 24,961,768   2,443,249  $ 25,836,676
                            ==========  ============  ==========  ============
                                           PACIFIC/ASIA FUND
                            --------------------------------------------------
                                  YEAR ENDED                YEAR ENDED
                                   03/31/97                  03/31/96
                            ------------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Sold.......................  5,035,278  $ 48,378,451   3,596,013  $ 33,056,971
Issued as reinvestment of
 dividends.................     15,992       153,860       7,394        67,403
Redeemed................... (2,944,246)  (28,052,131) (1,446,336)  (13,034,766)
                            ----------  ------------  ----------  ------------
Net Increase...............  2,107,024  $ 20,480,180   2,157,071  $ 20,089,608
                            ==========  ============  ==========  ============

                                           PAN EUROPEAN FUND
                            --------------------------------------------------
                                  YEAR ENDED                YEAR ENDED
                                   03/31/97                  03/31/96
                            ------------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Sold.......................  7,066,575  $ 71,704,422   1,870,905  $ 16,533,893
Issued as reinvestment of
 dividends.................      8,104        77,487      12,177       104,293
Redeemed................... (1,141,350)  (11,602,820) (1,550,885)  (13,664,173)
                            ----------  ------------  ----------  ------------
Net Increase...............  5,933,329  $ 60,179,089     332,197  $  2,974,013
                            ==========  ============  ==========  ============
                                        EMERGING AMERICAS FUND
                            --------------------------------------------------
                                  YEAR ENDED                YEAR ENDED
                                   03/31/97                  03/31/96
                            ------------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Sold.......................  3,809,798  $ 32,650,511   3,643,045  $ 25,964,699
Issued as reinvestment of
 dividends.................      2,196        18,453       4,539        31,637
Redeemed................... (2,174,370)  (17,917,579) (2,457,353)  (17,051,306)
                            ----------  ------------  ----------  ------------
Net Increase...............  1,637,624  $ 14,751,385   1,190,231  $  8,945,030
                            ==========  ============  ==========  ============

5. ORGANIZATION COSTS:

  Excelsior Fund has borne all costs in connection with the initial organization of new portfolios, including the fees for registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line basis over periods of five years from the dates on which each Portfolio commenced operations.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders
and Board of Directors
Excelsior Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the International, Pacific/Asia, Pan European and Emerging Americas Portfolios (four of the portfolios constituting the Excelsior Funds, Inc.) as of March 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Portfolios of Excelsior Funds, Inc. at March 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                          /s/ Ernst & Young LLP

Boston, Massachusetts
May 9, 1997

                      FEDERAL TAX INFORMATION: (UNAUDITED)

  For the year ended March 31, 1997, the percentage of dividends paid that qualify for the 70% dividends received deduction for corporate shareholders, the designation of long-term capital gain and the amounts expected to be passed through to shareholders as foreign tax credits are approximated as follows:

                                              DIVIDENDS
                                              RECEIVED   LONG-TERM   FOREIGN TAX
      FUND                                    DEDUCTION CAPITAL GAIN   CREDIT
      ----                                    --------- ------------ -----------
      International Fund.....................    --      $1,124,000   $273,000
      Pacific/Asia Fund......................   4.04%     1,363,000    124,000
      Pan European Fund......................    --         848,000    251,000
      Emerging Americas Fund.................    --             --      39,000

  In addition, for the year ended March 31, 1997, gross income derived from sources within foreign countries approximately amounted to the following:

                                                                  FOREIGN SOURCE
      FUND                                                            INCOME
      ----                                                        --------------
      International Fund.........................................   $2,480,000
      Pacific/Asia Fund..........................................    1,693,000
      Pan European Fund..........................................    1,796,000
      Emerging Americas Fund.....................................      965,000